EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      In connection with the Quarterly Report of Monmouth Community Bancorp on Form 10-QSB for the period ended June 30, 2003 (the "Report"), I, James S. Vaccaro, Chief Executive Officer of Monmouth Community Bancorp, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monmouth Community Bancorp.

Dated:  August 12, 2003                   /s/ James S. Vaccaro
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                                          James S. Vaccaro, Chairman and
                                          Chief Executive Officer


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